Putnam
OTC & Emerging
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Michael J. Mufson
Steven L. Kirson

Putnam OTC & Emerging Growth Fund produced strong returns for its fiscal year that ended on July 31, 2000. Against a backdrop of rising interest rates, increased market volatility, and shifting investor sentiment, portfolio performance benefited from positive sector and stock selection. Your fund seeks stocks of promising emerging growth companies among all sectors. Once again, the technology sector proved the most fertile soil for growth investors, as demand for Internet and related technologies accelerated the pace of innovation across the technology front. Despite a severe market correction in March that caused valuations for many technology stocks to fall, your fund ended the period with respectable, positive performance.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
   60.03%  50.81%   58.77%  53.77%   58.94%  57.94%   59.32%  53.74%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* VOLATILITY AND STRONG FUNDAMENTALS CHARACTERIZE HOLDINGS

The stocks in which your fund invests have higher valuations, on average, than the overall market. As a result, they are susceptible to wide swings in perceived value and experience greater-than- average volatility. We expect this to be a consistent pattern for your fund. Because we recognize that small and midsize growing companies are likely to come in and out of favor, our research is focused on identifying the highest-quality companies with the best long-term fundamentals for inclusion in the portfolio.

Using Putnam's proprietary research and analysis, we calculate earnings forecasts that, in our opinion, enable us to identify the long-term winners earlier than other investors. Although the market may punish some of these holdings in the intermediate term, we are confident that their market-leading positions and strong fundamentals will confirm our investment thesis over the long term.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Software                    29.6%

Electronics                 23.2%

Telecommunications          11.9%

Communications
equipment                    8.6%

Technology services          8.2%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


* INTERNET PROVIDES WEALTH OF INVESTMENT OPPORTUNITIES

For most individuals, Internet usage involves sending and receiving e-mail, viewing a handful of favorite Web sites, and perhaps ordering items from online retailers. The ranks of individual Internet subscribers swell by millions each year, spurring the development of countless new sites. Despite impressive numbers of individual users, by far the greater growth in Internet-related innovation is found in the online business-to-business (B2B) market. To foster greater ties with customers, bolster productivity, and increase profit margins, companies are beginning to use the Internet in new ways. The burgeoning B2B market, though still in its infancy, is many times larger than the business-to-consumer market. It has created unprecedented demand for new products and services and has increased Internet traffic exponentially.

Unrelenting demand from businesses has necessitated a re-engineering of our nation's information technology (IT) infrastructure, and we are witnessing a vast race to develop and upgrade the software, hardware, networking equipment, and services that support online transactions. It is not surprising, then, that a great deal of emerging-growth investment opportunities are found in the industries deeply involved in this re-engineering process. In pursuit of those opportunities, your fund's portfolio currently emphasizes software and telecommunications equipment.

* SOFTWARE, SEMICONDUCTORS, AND BANDWIDTH ARE KEYS TO GROWTH

Software development is a critical component of the re-engineering process mentioned above. Among your fund's software holdings is Business Objects S.A. Located in France, and one of your fund's few foreign holdings, this company develops software that helps businesses analyze complex variables and then arrive at important decisions. Its products enable employees to access and sort database information easily, perform searches, and produce reports over the Internet. Business Objects was one of your portfolio's top performers during the annual reporting period. Although this holding, along with others mentioned in this report, was viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with your fund's investment strategy and may vary in the future.

"B2B e-commerce is already more than ten times larger than the more-established consumer e-commerce market and is expected to grow much faster..."

-- Kiplinger's Personal Finance September, 2000


Responding to a different need, VeriSign, Inc., offers software that provides security for corporate networks and the Internet. VeriSign's products protect electronic data transmissions such as e-mail, credit card transactions, and online banking activity. Several of the largest companies in the United States have entrusted their sensitive information to VeriSign's network security products. The company is expanding its presence in the United States and internationally, and its success has contributed to your fund's returns during the period.

High-speed Internet access will change the way computing is done from homes, small businesses, and large corporations. Higher speed allows increasingly more complex information to be shared across networks. Where once text and pictures were the norm, now streaming video and interactivity are becoming the new standards. Therefore, finding a way to increase bandwidth (a measure of how much data can be transmitted over a network) has become a common goal among companies from many industries. SDL, Inc., of San Jose, California, is undertaking one of the most exciting approaches to the bandwidth problem. The company makes laser equipment and optical components that allow multiple light signals to be sent over a single fiber-optic thread, vastly increasing the capacity of fiber-optic networks. SDL supplies laser and opto-electronic products to companies that operate fiber-optic, cable television, and satellite communications networks. The company posted accelerating returns throughout the past year, is the fund's largest holding, and was one of the better performers in the portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

SDL, Inc.
Electronics

Metromedia Fiber Network, Inc.
Telecommunications

GlobeSpan, Inc.
Electronics

Business Objects S.A.
Software

Redback Networks, Inc.
Communications equipment

Interwoven, Inc.
Software

Informatica, Corp.
Software

Lycos, Inc.
Media

Applied Micro Circuits Corp.
Electronics

Vitria Technology, Inc.
Software

Footnote reads:
These holdings represent 27.0% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


Fiber-optic cables provide high-speed Internet access to large corporations. In contrast, most small businesses and consumers rely on less expensive (and already existing) copper-wire telephone networks for their Internet access. Demand for speed and capacity is equally strong among smaller users, and GlobeSpan, Inc. helps satisfy that demand. GlobeSpan manufactures semiconductor chips that help speed data transmissions over copper wire. The company's integrated circuits are incorporated into equipment used in the increasingly popular DSL, or digital subscriber lines. GlobeSpan also was one of your portfolio's better performers during the period.

* INFORMATION TECHNOLOGY AND TELECOM SERVICES HAVE LONG-TERM POTENTIAL

While software, hardware, and telecommunications are key to the reengineering of corporate America, information technology and telecom services should also benefit. We believe that the major effort underway to transform the IT infrastructure will require more qualified personnel than are currently available in corporate America and that hiring outside service providers will be necessary to satisfy demand. IT companies should benefit, and we expect stocks of these companies to trade higher.

Stocks of the telecom services sector have not fared well lately, in part because of investors' fears that such companies will have difficulty raising capital in a volatile market with rising interest rates. In our opinion, increasing demand for telecom equipment will provide more revenue sources and better opportunities for these companies to raise capital. We are encouraged by the healthy balance sheets and strongly positive fundamentals of telecommunications service providers. We expect the companies that own fiber-optic networks, and thus control the mode of transport for the vast and constantly expanding volume of Internet traffic, will prove to be profitable investments. We will watch developments in these areas closely while scouring the market for promising ideas from all sectors.

In keeping with your fund's investment strategy, we remain focused on small and midsize companies with above-average growth potential and healthy fundamentals. Although these stocks tend to be more volatile than those of larger companies, they provide the potential for higher returns over the long term, and thus can play an important role in a diversified portfolio. We continue to seek opportunities that lie on the cutting edge of innovation, wherever that may be.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam OTC & Emerging Growth Fund is designed for investors seeking above-average growth potential through investments in common stocks of small to medium-sized emerging growth companies.

TOTAL RETURN FOR PERIODS ENDED 7/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/82)       (7/15/93)       (7/26/99)       (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           60.03%  50.81%  58.77%  53.77%  58.94%  57.94%  59.32%  53.74%
------------------------------------------------------------------------------
5 years         179.35  163.36  169.35  167.35  169.13  169.13  172.48  162.97
Annual average   22.81   21.37   21.92   21.74   21.90   21.90   22.20   21.33
------------------------------------------------------------------------------
10 years        586.48  547.03  536.53  536.53  537.36  537.36  551.70  529.07
Annual average   21.24   20.53   20.33   20.33   20.35   20.35   20.62   20.19
------------------------------------------------------------------------------
Life of fund   3004.44 2825.95 2563.12 2563.12 2622.33 2622.33 2682.04 2584.67
Annual average   21.35   20.95   20.31   20.31   20.46   20.46   20.61   20.37
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                              Russell 2000        Consumer
                              Growth Index       price index
------------------------------------------------------------
1 year                           21.13%             3.60%
------------------------------------------------------------
5 years                          76.63             13.10
Annual average                   12.05              2.49
------------------------------------------------------------
10 years                        232.67             32.44
Annual average                   12.77              2.85
------------------------------------------------------------
Life of fund                    556.56             75.87
Annual average                   11.18              3.23
------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Recent returns were achieved under favorable market conditions that may not be sustainable. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                Fund's class A     Russell 2000      Consumer price
Date            shares at POP      Growth Index          index

7/31/90             9,425             10,000            10,000
7/31/91            10,029             11,014            10,445
7/31/92            10,984             11,785            10,775
7/31/93            14,601             13,901            11,074
7/31/94            15,306             14,079            11,380
7/31/95            23,162             18,834            11,710
7/31/96            27,126             19,403            12,055
7/31/97            31,556             24,303            12,316
7/31/98            34,176             23,983            12,523
7/31/99            40,432             27,463            12,784
7/31/00           $64,703            $33,267           $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $63,653 and $63,736, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $65,170 ($62,907 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                             Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Distributions (number)          1           1           1           1
------------------------------------------------------------------------------
Income                          --          --          --          --
------------------------------------------------------------------------------
Capital gains
  Long-term                  $1.612      $1.612      $1.612      $1.612
------------------------------------------------------------------------------
  Short-term                  0.317       0.317       0.317       0.317
------------------------------------------------------------------------------
  Total                      $1.929      $1.929      $1.929      $1.929
------------------------------------------------------------------------------
Share value:               NAV     POP     NAV         NAV     NAV     POP
------------------------------------------------------------------------------
7/31/99                  $19.80  $21.01  $18.78      $19.80  $19.27  $19.97
------------------------------------------------------------------------------
7/31/00                   29.96   31.79   28.10       29.75   28.98   30.03
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/82)       (7/15/93)       (7/26/99)       (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           70.79%  60.97%  69.40%  64.40%  69.63%  68.63%  69.89%  63.96%
------------------------------------------------------------------------------
5 years         240.67  221.08  228.63  226.63  228.30  228.30  231.98  220.27
Annual average   27.78   26.28   26.86   26.71   26.84   26.84   27.12   26.21
------------------------------------------------------------------------------
10 years        612.57  571.87  560.21  560.21  560.68  560.68  576.52  552.65
Annual average   21.70   20.98   20.77   20.77   20.78   20.78   21.07   20.63
------------------------------------------------------------------------------
Life of fund   3271.78 3077.91 2794.37 2794.37 2858.42 2858.42 2922.04 2816.26
Annual average   22.04   21.64   20.99   20.99   21.14   21.14   21.29   21.04
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 2000 [REGISTRATION MARK] Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended July 31, 2000

To the Trustees and Shareholders of
Putnam OTC & Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam OTC & Emerging Growth Fund (the "fund") at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2000




THE FUND'S PORTFOLIO
July 31, 2000

COMMON STOCKS (97.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Commercial Services (3.0%)
-------------------------------------------------------------------------------------------------------------------
          2,383,500 Be Free, Inc. (NON)                                                            $     12,215,438
          1,103,200 Freemarkets, Inc. (NON)                                                              53,022,550
            308,900 Keynote Systems, Inc. (NON)                                                          11,718,894
          1,315,200 Macrovision Corp. (NON)                                                              99,297,600
          1,695,600 Multex.com, Inc. (AFF) (NON)                                                         40,906,350
          1,711,500 VerticalNet, Inc. (NON)                                                              81,724,125
                                                                                                   ----------------
                                                                                                        298,884,957

Communications Equipment (8.5%)
-------------------------------------------------------------------------------------------------------------------
          2,004,900 Advanced Fibre Communications (NON)                                                  85,960,088
            901,300 Brocade Communications Systems (NON)                                                160,994,713
             28,000 Crossroads Systems, Inc. (NON)                                                          127,750
          2,543,700 Efficient Networks, Inc. (NON)                                                      159,776,156
          3,196,100 Finisar Corp. (NON)                                                                  84,896,406
          1,780,200 Netro Corp. (NON)                                                                    96,242,063
          1,783,900 Redback Networks, Inc. (NON)                                                        231,907,000
             73,200 Sonus Networks, Inc. (NON)                                                           13,647,225
             47,900 Turnstone Systems, Inc. (NON)                                                         6,122,219
                                                                                                   ----------------
                                                                                                        839,673,620

Computers (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,551,200 Ariba, Inc. (NON)                                                                   179,842,250
             67,300 Avici Systems, Inc. (NON)                                                             6,620,638
             46,300 Critical Path, Inc. 144A (NON)                                                        2,578,331
          3,011,900 RealNetworks, Inc. (NON)                                                            127,817,506
            821,100 Zi Corp. (Canada) (NON)                                                               6,055,613
                                                                                                   ----------------
                                                                                                        322,914,338

Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            877,700 TMP Worldwide, Inc. (NON)                                                            63,194,400

Electric Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,357,600 Calpine Corp. (NON)                                                                  96,729,000

Electronics (23.1%)
-------------------------------------------------------------------------------------------------------------------
          2,179,100 Alpha Industries, Inc. (AFF) (NON)                                                   74,225,594
          1,258,000 Ananex Corp. (NON)                                                                  159,687,375
          1,375,800 Applied Micro Circuits Corp. (NON)                                                  205,338,150
          1,194,200 AudioCodes, Ltd. (Israel) (AFF) (NON)                                               118,225,800
            923,500 Bookham Technology PLC ADR (United Kingdom) (NON)                                    57,949,625
            569,100 Centillium Communications, Inc. (NON)                                                46,159,345
            395,300 Cree Research, Inc. (NON)                                                            44,446,544
            706,700 Ditech Communications Corp. (NON)                                                    33,833,263
            282,900 Exar Corp. (NON)                                                                     26,256,656
          2,316,100 GlobeSpan, Inc. (NON)                                                               261,574,544
            959,900 Jabil Circuit, Inc. (NON)                                                            48,054,994
            885,880 JDS Uniphase Corp. (NON)                                                            104,644,575
             85,000 Marvell Technology Group Ltd. (NON)                                                   3,883,438
            808,200 Micrel, Inc. (NON)                                                                   40,460,513
            871,600 New Focus, Inc. (NON)                                                                87,486,850
          1,465,049 QLogic Corp. (NON)                                                                  109,146,151
          1,691,100 Quantum Effect Devices, Inc. (AFF) (NON)                                            125,881,256
            620,850 RF Micro Devices, Inc. (NON)                                                         46,796,569
            876,800 Sawtek, Inc. (NON)                                                                   46,689,600
          1,311,800 SDL, Inc. (NON)                                                                     455,276,588
            350,800 Silicon Laboratories, Inc. (NON)                                                     20,192,925
          1,048,400 TriQuint Semiconductor, Inc. (NON)                                                   40,166,825
          1,623,600 Virata Corp. (NON)                                                                  103,910,400
            563,000 Zoran Corp. (NON)                                                                    24,842,375
                                                                                                   ----------------
                                                                                                      2,285,129,955

Health Care Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            362,200 Allscripts, Inc. (NON)                                                                7,742,025

Media (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,341,800 About.com, Inc. (AFF) (NON)                                                          41,428,075
          4,082,100 CNET Networks, Inc. (NON)                                                           122,207,869
          2,495,360 InfoSpace.com, Inc. (NON)                                                            84,218,400
            652,200 LookSmart, Ltd. (NON)                                                                11,902,650
          3,678,100 Lycos, Inc. (NON)                                                                   222,984,813
            677,800 Mediaplex, Inc. (NON)                                                                 6,142,563
          1,551,100 Netcentives, Inc. (NON)                                                              19,485,694
                                                                                                   ----------------
                                                                                                        508,370,064

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            416,300 ChromaVision Medical Systems, Inc. (NON)                                              5,776,163

Power Supply Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            106,100 Capstone Turbine Corp. (NON)                                                          5,835,500

Production Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,408,900 LTX Corp. (NON)                                                                      30,995,800
             65,497 Photon Dynamics, Inc. (NON)                                                           3,536,838
                                                                                                   ----------------
                                                                                                         34,532,638

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,256,800 HomeStore.com, Inc. (NON)                                                            43,988,000

Schools (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,852,200 SmartForce Public Limited Co. ADR (Ireland) (NON)                                    81,959,850

Semiconductor (0.3%)
-------------------------------------------------------------------------------------------------------------------
            371,000 Veeco Instruments, Inc. (NON)                                                        29,216,250

Software (30.5%)
-------------------------------------------------------------------------------------------------------------------
          2,163,000 Agile Software Corp. (NON)                                                          119,640,938
            495,000 Art Technology Group, Inc. (NON)                                                     43,065,000
            947,300 BackWeb Technologies, Ltd. (Israel) (NON)                                            18,235,525
            773,400 Blue Martini Software, Inc. (NON)                                                    45,968,963
          2,529,000 Business Objects S.A. ADR (France) (AFF) (NON)                                      238,990,500
            197,400 Documentum, Inc. (NON)                                                                9,253,125
          1,891,100 E.piphany, Inc. (AFF) (NON)                                                         175,990,494
            366,800 Electronic Arts, Inc. (NON)                                                          32,438,875
          2,797,800 Informatica Corp. (AFF) (NON)                                                       223,824,000
            458,600 Internet Security Systems, Inc. (NON)                                                33,879,075
          3,575,000 Interwoven, Inc. (AFF) (NON)                                                        230,810,938
            696,000 Kana Communications, Inc. (aquired 6/07/00, cost
                    $34,800,000) (RES) (NON)                                                             23,020,200
          2,969,358 Kana Communications, Inc. (NON)                                                     109,123,907
          1,252,300 Macromedia, Inc. (NON)                                                               95,800,950
          1,957,400 Manugistics Group, Inc. (AFF) (NON)                                                 108,635,700
          2,262,200 Metasolv Software, Inc. (AFF) (NON)                                                 106,606,175
            942,500 Micromuse, Inc. (NON)                                                               122,274,648
            863,700 Netegrity, Inc. (NON)                                                                68,232,300
          3,793,500 Peregrine Systems, Inc. (NON)                                                        94,600,406
          1,628,400 Phone.com, Inc. (NON)                                                               130,068,450
          2,895,200 Portal Software, Inc. (NON)                                                         145,800,463
          1,702,300 Quest Software, Inc. (NON)                                                           80,433,675
            670,883 SilverStream Software, Inc. (NON)                                                    25,577,414
          1,503,500 Software.com, Inc. (NON)                                                            151,665,563
            591,800 VeriSign, Inc. (NON)                                                                 93,911,263
          3,695,100 Vignette Corp. (NON)                                                                125,171,513
          4,222,300 Vitria Technology, Inc. (NON)                                                       199,503,675
          1,466,400 WebMethods, Inc. (NON)                                                              169,369,200
                                                                                                   ----------------
                                                                                                      3,021,892,935

Technology Services (8.1%)
-------------------------------------------------------------------------------------------------------------------
          1,129,500 Breakaway Solutions, Inc. (aquired 5/24/00,
                    cost $29,367,000) (NON) (RES)                                                        28,336,331
          2,192,380 Breakaway Solutions, Inc. (AFF) (NON)                                                61,112,593
          1,094,500 C-Bridge Internet Solutions, Inc. (AFF) (NON)                                        21,000,719
          1,088,800 Cysive, Inc. (NON)                                                                   26,131,200
            566,900 Digex, Inc. (NON)                                                                    35,750,131
          1,555,000 Predictive Systems, Inc. (AFF) (NON)                                                 34,210,000
          4,816,800 Proxicom, Inc. (AFF) (NON)                                                          198,994,050
          2,443,100 Rare Medium Group, Inc. (NON)                                                        30,691,444
          2,739,300 Razorfish, Inc. (NON)                                                                49,649,813
          3,261,700 Scient Corp. (NON)                                                                  152,076,763
             26,600 StorageNetworks, Inc. (NON)                                                           2,902,725
          3,722,400 Viant Corp. (AFF) (NON)                                                             122,839,200
            683,400 Wireless Facilities, Inc. (NON)                                                      43,481,325
                                                                                                   ----------------
                                                                                                        807,176,294

Telecommunications (11.7%)
-------------------------------------------------------------------------------------------------------------------
            863,400 Allegiance Telecom, Inc. (NON)                                                       47,972,663
          1,049,800 Carrier 1 International S.A. ADR (Switzerland) (NON)                                 10,432,388
          1,314,100 CoreComm, Ltd. (NON)                                                                 20,040,025
          2,348,500 Covad Communications Group, Inc. 144A (NON)                                          38,750,250
          1,169,000 Focal Communications Corp. (NON)                                                     43,399,125
             15,200 GT Group Telecom, Inc. (Canada) (NON)                                                   247,950
          1,446,000 ICG Communications, Inc. (NON)                                                       22,051,500
            724,000 Internap Network Services Corp. (NON)                                                24,695,188
          6,606,300 McLeodUSA, Inc. Class A (NON)                                                       111,894,206
         11,438,600 Metromedia Fiber Network, Inc. Class A (NON)                                        401,780,825
          1,670,100 MGC Communications, Inc. (NON)                                                       75,154,500
          2,104,000 Network Plus Corp. (NON)                                                             25,774,000
            650,800 Next Level Communications, Inc. (NON)                                                58,399,131
          3,723,400 Nextlink Communications, Inc. Class A (NON)                                         123,104,913
          1,680,300 Pinnacle Holdings, Inc. (NON)                                                        94,411,856
          1,282,700 SBA Communications Corp. (NON)                                                       57,881,838
                                                                                                   ----------------
                                                                                                      1,155,990,358
                                                                                                   ----------------
                    Total Common Stocks (cost $7,825,912,451)                                      $  9,609,006,347

CONVERTIBLE PREFERRED STOCKS (0.7%) (a) (RES) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            991,736 All Advantage, Inc. 10.00%, cv. pfd. (acquired 2/02/00,
                    cost $6,000,003)                                                               $      1,725,621
            212,128 Astral Point Communications, Inc. $3.583, cv. pfd.
                    (acquired 6/21/00, cost $9,499,092)                                                   9,499,092
            105,556 Cidra Corp. $7.70, cv. pfd. (acquired 6/15/00, cost $9,500,040)                       9,500,040
            329,404 Coppercom Corp. $1.154, cv. pfd. (acquired 7/07/00,
                    cost $4,750,006)                                                                      4,750,006
            306,122 Epicentric Corp. $0.588, cv. pfd. (acquired 3/27/00,
                    cost $2,249,997)                                                                      2,249,997
            629,974 Equinix, Inc. $1.21, cv. pfd. (acquired 6/08/00, cost $9,500,008)                     9,500,008
            573,810 Estudio, Inc. zero %, cv. pfd. (acquired 2/23/00, cost $3,299,408)                    3,299,408
            200,000 Info-Now Corp., zero %, cv. pfd. (acquired 12/31/99,
                    cost $4,000,000)                                                                      1,882,130
            804,712 Into Networks, Inc. $0.472, cv. pfd. (acquired 7/03/00,
                    cost $4,749,998)                                                                      4,749,982
            878,186 MimEcom, Inc. $0.346 cum. cv. pfd. (acquired 6/26/00,
                    cost $3,799,999)                                                                      3,799,999
            394,910 Optical Switch Corp. zero %, cv. pfd. (acquired 3/16/00,
                    cost $17,999,998)                                                                    15,302,763
            395,834 Plumtree Corp. $0.768, cv. pfd. (acquired 4/10/00,
                    cost $3,800,006)                                                                      3,800,006
             45,000 Streamsearch.com, Inc. 8.00% cum. cv. pfd. (acquired 2/15/00,
                    cost $4,500,000)                                                                      2,925,000
                                                                                                   ----------------
                    Total Convertible Preferred Stocks (cost $83,648,555)                          $     72,984,052

UNITS (0.1%) (cost $10,000,000) (a) (RES) (NON)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                125 Unext.com LLC units zero % (acquired 4/14/00,
                    cost $10,000,000) (FWC/WIS)                                                    $     10,000,000

SHORT-TERM INVESTMENTS (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   39,488,000 Interest in $625,000,000 joint repurchase agreement dated July 31, 2000 with Morgan (J.P.) & Co., Inc.
                    due August 1, 2000 with respect to various U.S.
                    Treasury obligations -- maturity value of $39,495,218
                    for an effective yield of 6.58%                                                $     39,488,000
         50,000,000 Delaware Funding Corp. effective yield of 6.53%,
                    August 7, 2000                                                                       49,945,584
         50,000,000 Federal Home Loan Mortgage effective yield of 6.41%,
                    August 25, 2000                                                                      49,786,333
         50,000,000 Federal National Mortgage effective yield of 6.43%,
                    August 10, 2000                                                                      49,919,625
                                                                                                   ----------------
                    Total Short-Term Investments (cost $189,139,542)                               $    189,139,542
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $8,108,700,548) (b)                                    $  9,881,129,941
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $9,906,996,802.

  (b) The aggregate identified cost on a tax basis is $8,213,580,082, resulting in gross unrealized appreciation and depreciation of $3,478,977,601 and $1,811,427,742, respectively, or net unrealized appreciation of $1,667,549,859.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2000 was $134,340,583 or 1.4% of net assets.

(AFF) Affilated Companies (Note 5).

(FWC/WIS) When-issued securities (Note 1).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $8,108,700,548) (Note 1)                                    $9,881,129,941
-------------------------------------------------------------------------------------------
Cash                                                                             36,864,470
-------------------------------------------------------------------------------------------
Interest and other receivables                                                       63,756
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           44,933,609
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   95,829,339
-------------------------------------------------------------------------------------------
Total assets                                                                 10,058,821,115

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                113,777,256
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       26,150,099
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,813,590
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,272,295
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       71,396
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,968
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            4,375,782
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            1,360,927
-------------------------------------------------------------------------------------------
Total liabilities                                                               151,824,313
-------------------------------------------------------------------------------------------
Net assets                                                                   $9,906,996,802

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $6,646,195,561
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                         1,488,371,848
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    1,772,429,393
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $9,906,996,802

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,739,644,888 divided by 191,567,976 shares)                                       $29.96
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $29.96)*                              $31.79
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,619,508,895 divided by 93,215,384 shares)**                                      $28.10
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($110,915,511 divided by 3,728,383 shares)**                                         $29.75
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($632,154,038 divided by 21,816,271 shares)                                          $28.98
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $28.98)*                              $30.03
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($804,773,470 divided by 26,514,995 shares)                                          $30.35
-------------------------------------------------------------------------------------------

    * On single retail sale of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                     $      41,439
-------------------------------------------------------------------------------------------
Interest                                                                         14,362,397
-------------------------------------------------------------------------------------------
Total investment income                                                          14,403,836

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 45,391,163
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   11,348,586
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   92,711
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     35,866
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            13,159,821
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            24,268,249
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               472,267
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             4,376,647
-------------------------------------------------------------------------------------------
Other                                                                             3,643,360
-------------------------------------------------------------------------------------------
Total expenses                                                                  102,788,670
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (2,085,736)
-------------------------------------------------------------------------------------------
Net expenses                                                                    100,702,934
-------------------------------------------------------------------------------------------
Net investment loss                                                             (86,299,098)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3, and 5) (including realized
gain of $199,814,491 on sales of investments in affiliated issuers)           1,800,971,719
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      497,353,494
-------------------------------------------------------------------------------------------
Net gain on investments                                                       2,298,325,213
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $2,212,026,115
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (86,299,098) $   (43,358,334)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                    1,800,971,719      283,382,497
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                            497,353,494      478,088,337
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                2,212,026,115      718,112,500
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (290,182,822)     (81,052,973)
--------------------------------------------------------------------------------------------------
   Class B                                                           (140,591,902)     (41,774,717)
--------------------------------------------------------------------------------------------------
   Class C                                                               (677,194)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (33,150,395)      (8,356,046)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (22,958,109)      (3,100,412)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                               3,615,835,088      (57,685,018)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                        5,340,300,781      526,143,334

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   4,566,696,021    4,040,552,687
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $-- and $--, respectively)                                 $9,906,996,802   $4,566,696,021
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.80       $17.35       $16.02       $14.80       $14.17
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.24)(c)     (.14)(c)     (.12)        (.12)(c)     (.08)(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    12.33         3.15         1.45         2.42         2.42
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  12.09         3.01         1.33         2.30         2.34
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                    (1.93)        (.56)          --        (1.08)       (1.71)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.93)        (.56)          --        (1.08)       (1.71)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $29.96       $19.80       $17.35       $16.02       $14.80
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 60.03        18.31         8.30        16.33        17.12
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,739,645   $2,804,929   $2,478,340   $2,271,206   $1,479,770
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .93          .98         1.00         1.16         1.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.75)        (.85)        (.70)        (.79)        (.53)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                104.11       139.84       106.29       112.84       199.52
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.78       $16.61       $15.45       $14.41       $13.92
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.45)(c)     (.26)(c)     (.24)        (.22)(c)     (.20)(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    11.70         2.99         1.40         2.34         2.40
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  11.25         2.73         1.16         2.12         2.20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                    (1.93)        (.56)          --        (1.08)       (1.71)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.93)        (.56)          --        (1.08)       (1.71)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $28.10       $18.78       $16.61       $15.45       $14.41
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 58.77        17.42         7.51        15.49        16.37
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,619,509   $1,328,681   $1,231,504   $1,116,849     $641,576
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.68         1.73         1.75         1.91         1.89
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.50)       (1.60)       (1.45)       (1.55)       (1.29)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                104.11       139.84       106.29       112.84       199.52
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------
                                                   For the period
Per-share                            Year ended     July 26,1999+
operating performance                  July 31       to July 31
-----------------------------------------------------------------
                                        2000            1999
-----------------------------------------------------------------
Net asset value,
beginning of period                   $19.80          $20.65
-----------------------------------------------------------------
Investment operations
-----------------------------------------------------------------
Net investment loss (c)                 (.47)             --
-----------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             12.35            (.85)
-----------------------------------------------------------------
Total from
investment operations                  11.88            (.85)
-----------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------
From net realized
gain on investments                    (1.93)             --
-----------------------------------------------------------------
Total distributions                    (1.93)             --
-----------------------------------------------------------------
Net asset value,
end of period                         $29.75          $19.80
-----------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------
Total return at
net asset value (%)(a)                 58.94           (4.12)*
-----------------------------------------------------------------
Net assets, end of period
(in thousands)                      $110,916             $75
-----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.68             .03*
-----------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.46)           (.03)*
-----------------------------------------------------------------
Portfolio turnover (%)                104.11          139.84
-----------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.27       $17.00       $15.78       $14.66       $14.11
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.39)        (.22)        (.20)        (.19)        (.16)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    12.03         3.05         1.42         2.39         2.42
------------------------------------------------------------------------------------------------
Total from
investment operations                  11.64         2.83         1.22         2.20         2.26
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized
gain on investments                    (1.93)        (.56)          --        (1.08)       (1.71)
------------------------------------------------------------------------------------------------
Total distributions                    (1.93)        (.56)          --        (1.08)       (1.71)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $28.98       $19.27       $17.00       $15.78       $14.66
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 59.32        17.61         7.73        15.78        16.58
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $632,154     $303,677     $231,452     $177,325      $60,432
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.43         1.48         1.50         1.66         1.68
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.25)       (1.35)       (1.20)       (1.30)       (1.06)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                104.11       139.84       106.29       112.84       199.52
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              July 12, 1996+
operating performance                                Year ended July 31                  to July 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.98       $17.46       $16.08       $14.81       $15.65
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.16)(c)     (.10)(c)     (.08)        (.09)(c)       --(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             12.46         3.18         1.46         2.44         (.84)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  12.30         3.08         1.38         2.35         (.84)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                    (1.93)        (.56)          --        (1.08)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.93)        (.56)          --        (1.08)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $30.35       $19.98       $17.46       $16.08       $14.81
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 60.56        18.60         8.58        16.67        (5.37)*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $804,773     $129,334      $99,256     $102,862         $150
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .68          .73          .75          .91          .07*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.48)        (.60)        (.46)        (.53)        (.02)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                104.11       139.84       106.29       112.84       199.52
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of emerging growth companies listed on securities exchanges.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other certain accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended July 31, 2000, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $86,299,098 to decrease accumulated net investment loss and a decrease to accumulated net realized gain on investments of $86,299,098. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $2,085,736 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $4,252 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $3,349,857 and $114,320 from the sale of class A and class M shares, respectively, and received $2,526,571 and $25,030 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $141,856 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,599,734,177 and $8,768,372,608, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                166,652,057      $5,500,194,210
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,308,065         278,231,342
---------------------------------------------------------------------------
                                           174,960,122       5,778,425,552

Shares
repurchased                               (125,064,850)     (4,009,126,023)
---------------------------------------------------------------------------
Net increase                                49,895,272      $1,769,299,529
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                121,407,626      $2,055,665,495
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,045,446          77,447,592
---------------------------------------------------------------------------
                                           126,453,072       2,133,113,087

Shares
repurchased                               (127,640,378)     (2,176,348,298)
---------------------------------------------------------------------------
Net decrease                                (1,187,306)     $  (43,235,211)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,837,977      $1,480,343,595
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,043,311         127,606,773
---------------------------------------------------------------------------
                                            49,881,288       1,607,950,368

Shares
repurchased                                (27,422,835)       (826,716,041)
---------------------------------------------------------------------------
Net increase                                22,458,453      $  781,234,327
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,589,848        $472,315,512
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,584,141          37,805,983
---------------------------------------------------------------------------
                                            32,173,989         510,121,495

Shares
repurchased                                (35,578,335)       (571,530,934)
---------------------------------------------------------------------------
Net decrease                                (3,404,346)       $(61,409,439)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,865,843        $208,121,155
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,190             607,183
---------------------------------------------------------------------------
                                             5,884,033         208,728,338

Shares
repurchased                                 (2,159,414)        (73,935,412)
---------------------------------------------------------------------------
Net increase                                 3,724,619        $134,792,926
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      3,764             $74,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                 3,764              74,934

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                     3,764             $74,934
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,881,844        $671,762,380
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,007,162          32,712,614
---------------------------------------------------------------------------
                                            22,889,006         704,474,994

Shares
repurchased                                (16,829,666)       (507,970,766)
---------------------------------------------------------------------------
Net increase                                 6,059,340        $196,504,228
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,876,719        $281,170,466
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  546,838           8,197,103
---------------------------------------------------------------------------
                                            17,423,557         289,367,569

Shares
repurchased                                (15,284,934)       (258,781,917)
---------------------------------------------------------------------------
Net increase                                 2,138,623        $ 30,585,652
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,878,642      $1,264,900,377
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  678,518          22,958,109
---------------------------------------------------------------------------
                                            36,557,160       1,287,858,486

Shares
repurchased                                (16,515,816)       (553,854,408)
---------------------------------------------------------------------------
Net increase                                20,041,344      $  734,004,078
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,922,006         $70,318,575
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  200,411           3,100,361
---------------------------------------------------------------------------
                                             4,122,417          73,418,936

Shares
repurchased                                 (3,333,896)        (57,119,890)
---------------------------------------------------------------------------
Net increase                                   788,521         $16,299,046
---------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Abacus Direct Corp.                     $    4,214,828        $         --                 $--      $           --
About.com, Inc.                             91,643,503          25,193,502                  --          41,428,075
Alpha Industries, Inc.                     108,626,280          40,531,132                  --          74,225,594
Audiocodes, Inc.                           162,096,317          16,644,959                  --         118,225,800
Beyond.com Corp.                                    --          52,841,431                  --                  --
Breakaway Solutions, Inc                    81,897,986                  --                  --          61,112,593
Brio Technology, Inc.                       44,730,295          60,543,170                  --                  --
Business Objects S.A. ADR                   60,147,529          17,153,067                  --         238,990,500
C-Bridge Internet Solutions, Inc.           61,489,772          11,815,796                  --          21,000,719
CNET Networks, Inc.                         21,564,508         148,107,697                  --                  --
Concord Communications, Inc.                        --          65,756,570                  --                  --
Cysive, Inc.                                52,724,008           7,029,677                  --                  --
E.piphany, Inc.                            258,196,711           6,309,440                  --         175,990,494
Freeshop.com                                34,805,602          34,805,602                  --                  --
Harmonic, Inc.                                      --          25,634,797                  --                  --
Independent Energy
  Holdings PLC ADR                          22,054,638          36,725,156                  --                  --
Informatica Corp.                          111,201,917           9,227,537                  --         223,824,000
Intervu, Inc.                                9,624,862          34,872,663                  --                  --
Interwoven, Inc.                           187,056,733           5,195,355                  --         230,810,938
Manugistics Group, Inc.                    106,124,390                  --                  --         108,635,700
Marketwatch.com, Inc.                       22,789,899          33,216,394                  --                  --
Metasolv Software, Inc.                    115,633,478           1,864,084                  --         106,606,175
MGC Communications, Inc.                    96,662,627                  --                  --                  --
Multex.com, Inc.                            40,517,753          18,390,425                  --          40,906,350
Network Plus Corp.                          74,031,160          15,180,814                  --                  --
Optical Coating Lab, Inc.                   23,223,958          52,266,607                  --                  --
Photon Dynamics, Inc.                       50,338,948          46,788,850                  --                  --
Power Intergrations, Inc.                           --          18,252,532                  --                  --
Predictive Systems, Inc.                    90,282,412          23,968,207                  --          34,210,000
Proxicom, Inc.                             155,809,719           6,598,591                  --         198,994,050
Quantum Effect Devices, Inc.               121,556,132                  --                  --         125,881,256
Silknet Software, Inc.                      55,546,104          12,047,236                  --                  --
Verity, Inc.                                32,416,054          63,386,188                  --                  --
Verticalnet, Inc.                           21,770,430          35,128,184                  --                  --
Viant Corp.                                151,895,608          10,680,545                  --         122,839,200
------------------------------------------------------------------------------------------------------------------
  Totals                                $2,470,674,161        $936,156,208                 $--      $1,923,681,444



FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,243,184,361 as capital gain, for its taxable year ended July 31, 2000.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


This page left intentionally blank.


This page left intentionally blank.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

  Putnam has won the DALBAR Award for Service nine times in the past ten years and has won the Intermediary Service Award for advisors all three years in which it has been given.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminvestments.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President

Michael J. Mufson
Vice President and Fund Manager

Steven L. Kirson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN014-63666  024/227/673/2BB  9/00


PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam OTC & Emerging Growth Fund
Supplement to Annual Report dated 7/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                          NAV

1 year                                60.56%
5 years                              182.70
Annual average                        23.10
10 years                             594.72
Annual average                        21.39
Life of class (since 11/1/82)       3041.71
Annual average                        21.44
---------------------------------------------------------------------------
Share value:                           NAV

7/31/99                              $19.98
7/31/00                              $30.35
---------------------------------------------------------------------------
                                          Capital gains
Distributions:    No.      Income    Short-term   Long-term      Total
7/31/99-7/31/00    1      $ 0.000      $1.929       $0.317      $1.612
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Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.